SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              Current Report

                  Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 8, 1996


                      COMPETITIVE TECHNOLOGIES, INC.
          (Exact name of registrant as specified in its charter)



Delaware                     1-8696                36-2664428
(State or other              (Commission file      (IRS employer
jurisdiction                 number)               identification No.
of incorporation)




1960 Bronson Road, P.O. Box 340, Fairfield, Connecticut  06430
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code  (203) 255-6044



1465 Post Road East, P.O. Box 901, Westport, Connecticut 06881

(Former name or former address, if changed since last report)

Item 5.  Other Events

      On November 8, 1996, the registrant moved its principal executive offices from: 1465 Post Road East, P.O. Box 901,
Westport, Connecticut  06881 to:

      1960 Bronson Road
      P.O. Box 340
      Fairfield, Connecticut  06430

      The registrant's telephone number remains (203) 255-6044.





                                Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMPETITIVE TECHNOLOGIES, INC.
                                             Registrant


Date:  November 18, 1996                s/ Frank R. McPike, Jr.
                                  By:   Frank R. McPike, Jr.
                                        Vice President, Finance
                                        Principal Financial Officer and
                                        Authorized Signer